Dreyfus
Appreciation
Fund, Inc.
Annual Report


December 31, 1996

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report on the activity of the Dreyfus Appreciation Fund, Inc. for the twelve-month period ended December 31, 1996. For the fiscal year, the Fund provided a total return of 25.68%.* During the same period, the Standard & Poor's 500 Composite Stock Price Index returned 22.95%.**

PORTFOLIO COMPOSITION
   At the close of the year, the Fund was fully invested in equities. Industry concentrations were in consumer non-durables, technology, health care and financial services.

ECONOMIC OUTLOOK
   The U.S. economy has expanded over a period of 70 months in the current economic cycle. We believe the expansion has become more balanced than was the case in the first half of 1996, when GDP growth exceeded a sustainable, noninflationary pattern. Overall, we expect the economy to remain relatively healthy, with an average annual GDP of about 1.5%-2.0% in the first half of 1997, and a somewhat stronger rate of growth later in the year, as lower interest rates contribute to a pickup in demand and inventories are rebuilt. We believe the yield curve will continue to flatten, with short-term rates declining slightly from current levels, and the rate on the 30-year bond breaking below 6.0%. In our view, inflation as measured by the GDP price deflator will increase at an annual rate of 2.2% in 1997. Export growth should pick up from current levels as our trading partners' economies improve. The consumer, who has been fueling growth, is reliquifying balance sheets from historically high debt levels, and bank lending has become more selective. A sharp credit contraction reflects this trend, which is weakening demand. In a related development, demographic trends support a continued rise in the U.S. savings rate. Involuntary inventory accumulation also suggests weaker production and declining employment growth in the first half of 1997. Corporate profits may continue to improve but with some deceleration. In our view, earnings growth will become ever more selective.

INVESTMENT STRATEGY
   In the mature phase of a protracted economic cycle, corporate profit growth comes under more and more pressure. We believe investors will increasingly favor industry sectors which are less vulnerable to a sharp falloff in demand, and will seek those companies which can be expected to achieve above average earnings growth from expanding global market share. Technological innovation and new product development will also drive sales, both domestically and abroad. To a lesser extent but still a factor, corporate restructuring and cost cutting will continue to foster margin expansion. Our investment strategy has led to structuring the portfolio to seek to outperform the S&P 500 Composite Stock Price Index in an indefinite period of extended moderate growth among the more mature economies, and to seek to benefit from exposure to high relative growth among the newly industrialized and emerging economies in the decades ahead. Companies with competitive positioning, through branded products and franchises and proprietary technologies and innovative services, should command a market premium. In our view, the highest quality companies which have, and can attract, world class management teams with vision, and have excess cash flow and strong balance sheets, can take advantage of the challenges and uncertainties which these evolving dynamics present.

INVESTMENT HIGHLIGHTS
   The performance of U.S. equity markets surpassed even the most optimistic forecasts in 1996. From a long-term and fundamental perspective, it is clear that the aggregate total return of the S&P 500 of 69.09% for 1995 and 1996*** is well in excess of the historical trend. However, we continue to expect high average annual total returns for the near future. Our investment strategy, keyed to high quality growth companies which are global industry leaders and innovators, contributed most significantly to the Fund's absolute and relative performance.
   Investor sentiment has swung in favor of the large capitalization, multinational issues, as investment time horizons have lengthened toward retirement needs, and in an effort to capture the highest total returns. Individual stock selection and strategic emphasis also affected performance favorably in 1996. As corporate profits become more selective, and consistent earnings growth is at a premium, we expect that equity markets will reflect this selectivity, and investors will increasingly understand that they should look at a market of stocks, rather than the stock market in general. We expect the two-tier profile of the market will persist, and that lower quality, smaller capitalization companies and the more illiquid issues will underperform the higher quality, more visible companies. The consumer non-durables sector contributed the most to the Fund's outperforming the Index and was led by shares of Coca-Cola, Philip Morris, Gillette and Procter & Gamble. The technology sector was the second best group in the Fund, led by shares of Intel and General Electric. Financial services was the third best sector in the Fund, led by shares of Citicorp, Chase Manhattan, SunTrust Banks and Federal National Mortgage Association.
   We appreciate your investment in the Dreyfus Appreciation Fund and we will continue to seek rewarding returns on your behalf.

                                                 Sincerely,


                                                 Fayez Sarofim Signature Logo

                                                 Fayez Sarofim
                                                 Portfolio Manager

January 21, 1997
New York, N.Y.

  * Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S.stock market performance.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Assumes the monthly reinvestment of all dividends.

Dreyfus Appreciation Fund, Inc.                                December 31, 1996
--------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS APPRECIATION
     FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                     $70,611 Dreyfus Appreciation Fund
                     $69,153 Standard & Poor's 500 Composite Stock Price Index* INSERT PLOT POINTS HERE

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------


       One Year Ended             Five Years Ended            Ten Years Ended        From Inception (1/18/84)
      December 31, 1996           December 31, 1996          December 31, 1996         to December 31, 1996
      -----------------           -----------------          -----------------       ------------------------
           25.68%                      13.60%                     14.84%                      16.29%

--------------------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Appreciation Fund, Inc. on 1/18/84 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 1/31/84 is used as the beginning value on 1/18/84. All dividends and capital gain distributions are reinvested.

The Fund's performance
shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                       December 31, 1996


Common Stocks--103.4%                                                                     Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
       Aerospace & Electronics--14.3%  Boeing...................................         109,450    $ 11,642,744
                                       Emerson Electric.........................          85,000       8,223,750
                                       General Electric.........................         360,000      35,595,000
                                       Hewlett-Packard..........................         275,000      13,818,750
                                       Intel....................................         250,000      32,734,375
                                       Motorola.................................          80,000       4,910,000
                                       Rockwell International...................         225,000      13,696,875
                                                                                                  --------------
                                                                                                     120,621,494
                                                                                                  --------------

                        Apparel--1.3%  NIKE, Cl. B..............................         120,000       7,170,000
                                       Warnaco Group, Cl. A.....................         130,000       3,851,250
                                                                                                  --------------
                                                                                                      11,021,250
                                                                                                  --------------

                   Auto Related--3.6%  Chrysler.................................         400,000      13,200,000
                                       Ford Motor...............................         549,905      17,528,222
                                                                                                  --------------
                                                                                                      30,728,222
                                                                                                  --------------

                        Banking--8.5%  Chase Manhattan..........................         280,000      24,990,000
                                       Citicorp.................................         250,000      25,750,000
                                       HSBC Holdings, A.D.R. ...................          35,000       7,560,000
                                       SunTrust Banks...........................         275,000      13,543,750
                                                                                                  --------------
                                                                                                      71,843,750
                                                                                                  --------------

                  Capital Goods--2.3%  AlliedSignal.............................         160,000      10,720,000
                                       Caterpillar..............................         110,000       8,277,500
                                                                                                  --------------
                                                                                                      18,997,500
                                                                                                  --------------

                      Chemicals--3.5%  Dow Chemical.............................          80,000       6,270,000
                                       duPont (E.I.) de Nemours & Co ...........         200,000      18,875,000
                                       Rohm & Haas..............................          50,000       4,081,250
                                                                                                  --------------
                                                                                                      29,226,250
                                                                                                  --------------

                        Energy--11.1%  British Petroleum, A.D.S.  ..............         130,000      18,378,750
                                       Chevron..................................         270,000      17,550,000
                                       Exxon....................................         220,000      21,560,000
                                       Mobil....................................         140,000      17,115,000
                                       Pennzoil.................................          10,000         565,000
                                       Royal Dutch Petroleum (New York Shares)..         110,000      18,782,500
                                                                                                  --------------
                                                                                                      93,951,250
                                                                                                  --------------

                        Finance--6.1%  American General.........................         300,000      12,262,500
                                       Associates First Capital, Cl. A..........          42,500       1,875,312
                                       Berkshire Hathaway, Cl. A.............(a)             400      13,640,000
                                       Federal National Mortgage Association....         300,000      11,175,000
                                       Marsh & McLennan.........................         125,000      13,000,000
                                                                                                  --------------
                                                                                                      51,952,812
                                                                                                  --------------

Dreyfus Appreciation Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1996

Common Stocks (continued)                                                                 Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
      Food, Beverage & Tobacco--14.7%  Anheuser-Busch ..........................         140,000     $ 5,600,000
                                       Coca-Cola................................         850,000      44,731,250
                                       Kellogg..................................         130,000       8,531,250
                                       Nestle, A.D.R.  .........................         225,000      12,037,500
                                       PepsiCo..................................         575,000      16,818,750
                                       Philip Morris ...........................         325,000      36,603,125
                                                                                                  --------------
                                                                                                     124,321,875
                                                                                                  --------------

                   Health Care--15.3%  Abbott Laboratories......................         250,000      12,687,500
                                       American Home Products...................         290,000      17,001,250
                                       Amgen.................................(a)         120,000       6,525,000
                                       Johnson & Johnson........................         500,000      24,875,000
                                       Merck & Co...............................         325,000      25,756,250
                                       Pfizer...................................         285,000      23,619,375
                                       Roche Holding, A.D.R. ...................         220,000      17,132,500
                                       Schering-Plough..........................          28,000       1,813,000
                                                                                                  --------------
                                                                                                     129,409,875
                                                                                                  --------------

                   Leisure Time--3.6%  Disney (Walt)............................         120,000       8,355,000
                                       Eastman Kodak............................         150,000      12,037,500
                                       McDonald's...............................         225,000      10,181,250
                                                                                                  --------------
                                                                                                      30,573,750
                                                                                                  --------------

                           Media--.9%  McGraw-Hill..............................         110,000       5,073,750
                                       News, A.D.R. ............................         120,000       2,505,000
                                                                                                  --------------
                                                                                                       7,578,750
                                                                                                  --------------

                 Multi-Industry--1.5%  Minnesota Mining & Manufacturing.........         150,000      12,431,250
                                                                                                  --------------

    Office & Business Equipment--1.3%  Compaq Computer.......................(a)         150,000      11,137,500
                                                                                                  --------------

                  Personal Care--9.4%  Christian Dior...........................          70,000      11,289,017
                                       Estee Lauder, Cl. A......................         150,000       7,631,250
                                       Gillette.................................         320,000      24,880,000
                                       International Flavors & Fragrances.......         135,000       6,075,000
                                       Procter & Gamble.........................         235,000      25,262,500
                                       Unilever, N.V. (New York Shares).........          25,000       4,381,250
                                                                                                  --------------
                                                                                                      79,519,017
                                                                                                  --------------

                         Retail--2.8%  American Stores..........................          80,000       3,270,000
                                       May Department Stores....................          50,000       2,337,500
                                       Wal-Mart Stores..........................         300,000       6,862,500
                                       Walgreen.................................         285,000      11,400,000
                                                                                                  --------------
                                                                                                      23,870,000
                                                                                                  --------------

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

Common Stocks (continued)                                                                 Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
                 Transportation--1.6%  Norfolk Southern.........................         150,000   $  13,125,000
                                                                                                  --------------

                      Utilities--1.6%  Pacific Telesis Group....................         375,000      13,781,250
                                                                                                  --------------

                                       TOTAL COMMON STOCKS
                                         (cost $614,389,132)....................                    $874,090,795
                                                                                                  ==============


Preferred Stocks--.6%
--------------------------------------------------------------------------------
                              Media;   News, A.D.R.
                                         (cost $5,123,984)......................         300,000  $    5,287,500
                                                                                                  ==============

TOTAL INVESTMENTS (cost $619,513,116)...........................................          104.0%  $  879,378,295
                                                                                         =======  ==============
LIABILITIES, LESS CASH AND RECEIVABLES..........................................           (4.0%) $  (33,881,673)
                                                                                         =======  ==============
NET ASSETS......................................................................          100.0%  $  845,496,622
                                                                                         =======  ==============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1996

                                                                                                 Cost            Value
                                                                                             ____________    ____________
ASSETS:                       Investments in securities--See Statement of Investments        $619,513,116    $879,378,295
                              Cash.............................................                                 2,568,393
                              Dividends and interest receivable................                                 1,327,862
                              Receivable for subscriptions to Common Stock.....                                   441,639
                              Prepaid expenses.................................                                    93,797
                                                                                                             ------------
                                                                                                              883,809,986
                                                                                                             ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   336,813
                              Due to Fayez Sarofim & Co........................                                   189,048
                              Due to Distributor...............................                                    80,027
                              Payable for Common Stock redeemed................                                33,399,138
                              Bank Loan payable--Note 2.........................                                4,000,000
                              Interest payable.................................                                     2,082
                              Accrued expenses.................................                                   306,256
                                                                                                             ------------
                                                                                                               38,313,364
                                                                                                             ------------


NET ASSETS.....................................................................                              $845,496,622
                                                                                                             ============


REPRESENTED BY:               Paid-in capital..................................                              $585,850,040
                              Accumulated undistributed investment income--net..                                  123,595
                              Accumulated net realized gain (loss) on investments                                (342,192)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                              259,865,179
                                                                                                             ------------


NET ASSETS.....................................................................                              $845,496,622
                                                                                                             ============


SHARES OUTSTANDING.............................................................                                33,050,284
(100 million shares of $.01 par value Common Stock authorized)


NET ASSET VALUE, offering and redemption price per share.......................                                    $25.58
                                                                                                                   ======


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1996


INVESTMENT INCOME


INCOME:                       Cash dividends (net of $199,229 foreign taxes
                                withheld at source)............................                $ 13,209,148
                              Interest.........................................                   1,195,146
                                                                                               ------------
                                   Total Income................................                                 $  14,404,294

EXPENSES:                     Investment advisory fee--Note 3(a)................                  1,936,123
                              Sub-investment advisory fee--Note 3(a)...........                   1,591,123
                              Shareholder servicing costs--Note 3(b)............                  1,966,087
                              Registration fees................................                     115,674
                              Professional fees................................                      72,537
                              Custodian fees--Note 3(b).........................                     59,861
                              Prospectus and shareholders' reports.............                      41,153
                              Directors' fees and expenses--Note 3(c)..........                      33,017
                              Interest expense--Note 2.........................                       2,082
                              Miscellaneous....................................                       8,437
                                                                                               ------------
                                   Total Expenses..............................                                     5,826,094
                                                                                                                 ------------
INVESTMENT INCOME--NET..........................................................                                    8,578,200



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments ........                 $  3,060,053
                              Net unrealized appreciation (depreciation)
                                on investments.................................                 136,758,813
                                                                                               ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                    139,818,866
                                                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                   $148,397,066
                                                                                                                 ============


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                              Year Ended         Year Ended
                                                                                          December 31, 1996    December 31, 1995
                                                                                          -----------------    -----------------
OPERATIONS:
  Investment income--net.......................................................            $   8,578,200        $   7,205,402
  Net realized gain (loss) on investments.....................................                 3,060,053           (3,334,873)
  Net unrealized appreciation (depreciation) on investments...................               136,758,813           96,268,609
                                                                                           -------------        -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........               148,397,066          100,139,138
                                                                                           -------------        -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.......................................................               (8,454,676)          (7,254,131)
  Net realized gain on investments............................................                     --                (450,655)
                                                                                            ------------        -------------

      Total Dividends.........................................................                (8,454,676)          (7,704,786)
                                                                                            -------------       -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................               955,936,798          316,317,434
  Dividends reinvested........................................................                 7,839,218            7,319,942
  Cost of shares redeemed.....................................................              (715,488,852)        (192,263,401)
                                                                                           -------------        -------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions.......               248,287,164          131,373,975
                                                                                           -------------        -------------

        Total Increase (Decrease) in Net Assets...............................               388,229,554          223,808,327

NET ASSETS:
  Beginning of Period.........................................................               457,267,068          233,458,741
                                                                                           -------------        -------------
  End of Period...............................................................             $ 845,496,622        $ 457,267,068
                                                                                           =============        =============
Undistributed investment income--net...........................................            $     123,595        $          71
                                                                                           -------------        -------------

                                                                                               Shares               Shares
                                                                                           -------------        -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................                40,260,066           17,110,923
  Shares issued for dividends reinvested......................................                   301,519              362,104
  Shares redeemed.............................................................               (29,767,862)         (10,606,835)
                                                                                           -------------        -------------

      Net Increase (Decrease) in Shares Outstanding...........................                10,793,723            6,866,192
                                                                                           =============        =============


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

 Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
PER SHARE DATA:                                           1996         1995         1994          1993       1992
                                                        -------       ------       ------        ------     ------
   Net asset value, beginning of period...............   $20.55       $15.17       $14.92        $15.15     $14.67
                                                         ------       ------       ------        ------     ------
   Investment Operations:
   Investment income--net..............................     .25          .33          .28           .24        .17
   Net realized and unrealized gain (loss)
      on investments..................................     5.03         5.42          .26          (.14)       .52
                                                         ------       ------       ------        ------     ------
   Total from Investment Operations...................     5.28         5.75          .54           .10        .69
                                                         ------       ------       ------        ------     ------
   Distributions:
   Dividends from investment income--net...............    (.25)        (.34)        (.28)         (.24)      (.13)
   Dividends in excess of investment income--net.......     --           --           --           (.03)       --
   Dividends from net realized gain on investments....      --          (.03)        (.01)         (.03)      (.08)
   Dividends in excess of net realized gain on investments  --           --           --           (.03)       --
                                                         ------       ------       ------        ------     ------
         Total Distributions..........................     (.25)        (.37)        (.29)         (.33)      (.21)
                                                         ------       ------       ------        ------     ------
   Net asset value, end of period.....................   $25.58       $20.55       $15.17        $14.92     $15.15
                                                         ======       ======       ======        ======     ======
TOTAL INVESTMENT RETURN...............................    25.68%       37.89%        3.62%          .71%      4.62%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............      .91%         .92%         .96%         1.07%      1.14%
   Ratio of net investment income
      to average net assets...........................     1.34%        2.28%        1.86%         1.66%      1.46%
   Portfolio Turnover Rate............................     4.84%        4.51%        6.58%         9.65%      2.84%
   Average commission rate paid*......................   $.0633          --           --            --         --
   Net Assets, end of period (000's Omitted).......... $845,497     $457,267     $233,459      $237,018   $207,627

-------------------------------------------------------------------------------
*For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim
& Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $275,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Outstanding borrowings on December 31, 1996, amounted to $4 million.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The average daily amount of borrowings outstanding during the period ended December 31, 1996 was $33,880, with related weighted average annualized interest rate of 6.15%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $4 million.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:


                    Average Net Assets                          Dreyfus             Sarofim
                    ------------------                          -------             -------
                    0 up to $25 million.................        .44 of 1%          .11 of 1%
                    $25 up to $75 million...............        .37 of 1%          .18 of 1%
                    $75 up to $200 million..............        .33 of 1%          .22 of 1%
                    $200 up to $300 million.............        .29 of 1%          .26 of 1%
                    In excess of $300 million...........        .275 of 1%         .275 of 1%


   (b) The Fund adopted a Shareholder Services Plan, pursuant to which it reimburses (a) the Distributor for payments made for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus or its affiliates may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. During the period ended December 31, 1996, the Fund was charged $1,282,635 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $313,234 during the period ended December 31, 1996.

   Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $36,986 was paid to Mellon pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $337,477,763 and $30,074,511, respectively.

   At December 31, 1996, accumulated net unrealized appreciation on investments was $259,865,179, consisting of $261,520,106 gross unrealized appreciation and $1,654,927 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP


New York, New York
February 3, 1997

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

  In accordance with Federal tax law, the Fund designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1996 as qualifying for the corporate dividends received deduction.

Dreyfus Appreciation Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                     141AR9612